UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Size of the Board

The board of directors (the "Board") of Thermon Group Holdings, Inc. (the "Company"), upon recommendation from the Nominating and Corporate Governance Committee and in accordance with Section 5.01 of the Company’s second amended and restated certificate of incorporation, will increase its size from eight (8) to nine (9) directors, effective May 1, 2018.

Appointment of Linda Dalgetty

On March 21, 2018, upon recommendation from the nominating and corporate governance committee, the Board appointed Linda A. Dalgetty to serve as an independent director on the Company's Board. Her term will begin on May 1, 2018. The Company anticipates that Ms. Dalgetty will serve on the Company's audit and nominating and corporate governance committees.

There is no arrangement or understanding between Ms. Dalgetty and any other person pursuant to which she was selected as a director. There are no transactions involving the Company and Ms. Dalgetty that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Dalgetty will receive compensation for her Board service in accordance with the Company's standard compensatory arrangement for non-employee directors. A description of the compensatory arrangement for non-employee directors is set forth under the heading "Fiscal 2017 Director Compensation" in the Company’s definitive proxy statement filed with the Securities and Exchange Commission ("SEC") on June 16, 2017, which may be adjusted by the Board from time to time. We plan to enter into an indemnification agreement with Ms. Dalgetty, the form of which was previously filed with the SEC on April 1, 2011.

A copy of the press release announcing Ms. Dalgetty's appointment to the Board is filed with this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Issued by Thermon on March 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2018	THERMON GROUP HOLDINGS, INC.

	By:	/ s /	Sarah Alexander
Sarah Alexander
Secretary and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release Issued by Thermon on March 22, 2018